UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	00-11480	41-1412084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 3.03.	Material Modification to Rights of Security Holders

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 7, 2012, following its 2012 Annual Meeting of Shareholders (which is discussed in additional detail below), Biovest International, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Certificate of Amendment, which was effective as of March 7, 2012, (a) increased the number of shares of common stock that the Company is authorized to issue from 300,000,000 shares to 500,000,000 shares and (b) correspondingly increased the overall number of shares of capital stock that the Company is authorized to issue from 350,000,000 shares to 550,000,000 shares.

The foregoing does not purport to be a complete description of the Certificate of Amendment and is qualified in its entirety by reference to the full text of the Certificate of Amendment which is filed as Exhibit 3.1 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 7, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders elected the eight persons identified below to serve as directors of the Company to hold office until the Company’s 2013 Annual Meeting or until their successors are duly elected and qualified.

In addition to the election of directors (Proposal No. 1), the shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, $0.01 par value per share, that the Company is authorized to issue from 300,000,000 shares to 500,000,000 shares and to correspondingly increase the overall number of shares of capital stock that the Company is authorized to issue from 350,000,000 shares to 550,000,000 shares (Proposal No. 2), and ratified the Company’s appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 (Proposal No. 3).

Proposal No. 1 - Election of Directors

	For	% Voted For	Withheld	% Voted Withheld	Broker Non-Votes
Francis E. O’Donnell, Jr.	94,032,296	99.93%	68,591	0.07%	19,799,656
Ronald E. Osman	93,953,206	99.84%	147,681	0.16%	19,799,656
John Sitilides	94,027,296	99.92%	73,591	0.08%	19,799,656
Jeffrey A. Scott	94,032,296	99.93%	68,591	0.07%	19,799,656
Christopher C. Chapman	94,021,296	99.92%	79,591	0.08%	19,799,656
Peter J. Pappas, Sr.	93,443,296	99.30%	657,591	0.70%	19,799,656
Raphael J. Mannino	94,009,296	99.90%	91,591	0.10%	19,799,656
Edmund C. King	93,441,296	99.30%	659,591	0.70%	19,799,656

Proposal No. 2 – Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, $0.01 par value per share, that the Company is authorized to issue from 300,000,000 shares to 500,000,000 shares and to correspondingly increase the overall number of shares of capital stock that the Company is authorized to issue from 350,000,000 shares to 550,000,000 shares

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	111,268,806	2,616,091	15,646	0

Proposal No. 3 - Ratification of the Company’s appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012

	For	Against	Abstain
Total Shares Voted	113,324,534	559,856	16,153

Item 9.01.	Financial Statements and Exhibits

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey, Esq. Chief Executive Officer, President and General Counsel

Date: March 8, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Biovest International, Inc.

5